                                    FORM 8-A/A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 SERVICO, INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       FLORIDA                                              65-0350241
-------------------------------------------------------------------------------
(State of incorporation or organization)   (I.R.S. Employer Identification No.)

1601 Belvedere Road, West Palm Beach, Florida                         33406
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

         Title of each class                     Name of each exchange on which
         to be so registered                     each class is to be registered
         -------------------                     ------------------------------
         Common Stock, $.01 Par Value            New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
-------------------------------------------------------------------------------
                                (Title of Class)

Item 1.           Description of Registrant's Securities
-------           to be Registered
                  --------------------------------------

                  The capital stock of Servico, Inc. (the "Registrant") to be registered is the Registrant's common stock, $0.01 par value. The information required by this item is hereby incorporated by reference into this Registration Statement on Form 8-A by reference to Item 11 of the Registrant's Registration Statement on Form 10 filed with the Securities and Exchange Commission on June 17, 1992, as amended on August 3, 1992 and August 7, 1992.

Item 2.           Exhibits
                  --------

                  1. All exhibits required by Instruction II to Item 2 will be supplied to the New York Stock Exchange.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

SERVICO, INC.
(Registrant)

Dated: June 12, 1997




By: /s/ Robert D. Ruffin
    -----------------------------------------
         Robert D. Ruffin
         Vice President - Administration


                                      -3-